UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 4, 2024

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
0.000% Senior Notes due 2025	BRK25	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
1.500% Senior Notes due 2030	BRK30	New York Stock Exchange
2.000% Senior Notes due 2034	BRK34	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
0.500% Senior Notes due 2041	BRK41	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On May 4, 2024, Berkshire Hathaway Inc. issued a press release announcing the Company’s earnings for the first quarter ended March 31, 2024. A copy of this press release is furnished with this report as an exhibit to this Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 4, 2024, Berkshire Hathaway Inc. held an annual meeting of its shareholders. The agenda items for the meeting along with the vote of the Company’s Class A and Class B common shareholders voting together as a single class with respect to each of the agenda items are shown below. There were seven items acted on at that meeting as follows: 1) Election of Directors; 2) A shareholder proposal regarding how the Company intends to measure, disclose and reduce GHG emissions associated with its underwriting, insuring and investing activities; 3) A shareholder proposal requesting that the Board of Directors disclose in a consolidated annual report GHG emissions data by scope, as well as progress toward its net-zero decarbonization goal, for Berkshire Hathaway Energy; 4) A shareholder proposal regarding the reporting on the effectiveness of the Corporation’s diversity, equity and inclusion efforts; 5) A shareholder proposal requesting that the Boad of Directors form a Railroad Safety Committee of independent directors; 6) A shareholder proposal requesting that the Board seek an audited report assessing how applying the findings of the Energy Policy Research Foundation would affect the assumptions, costs, estimates and valuations underlying the Company’s financial statements; 7) A shareholder proposal requesting that the Company report annually on the nature and extent to which the Company’s operations depend on and are vulnerable to China.

Proposal 1 – Election of Directors

	For	Withheld
Warren E. Buffett	444,912	17,865
Gregory E. Abel	445,010	17,768
Howard G. Buffett	443,882	18,895
Susan A. Buffett	444,945	17,832
Stephen B. Burke	413,306	49,471
Kenneth I. Chenault	413,752	49,025
Christopher C. Davis	447,507	15,270
Susan L. Decker	398,704	64,074
Charlotte Guyman	397,291	65,486
Ajit Jain	445,023	17,754
Thomas S. Murphy, Jr.	413,958	48,820
Ronald L. Olson	443,671	19,107
Wallace R. Weitz	450,038	12,740
Meryl B. Witmer	449,628	13,150

The results of the other matters acted upon at the meeting were as follows.

	For	Against	Abstain
Proposal 2 – Shareholder proposal	96,010	361,595	5,172

	For	Against	Abstain
Proposal 3 – Shareholder proposal	81,136	376,406	5,235

	For	Against	Abstain
Proposal 4 – Shareholder proposal	94,181	365,913	2,683

	For	Against	Abstain
Proposal 5 – Shareholder proposal	16,457	444,067	2,254

	For	Against	Abstain
Proposal 6 – Shareholder proposal	3,604	453,833	5,340

	For	Against	Abstain
Proposal 7 – Shareholder proposal	6,418	453,752	2,607

ITEM 9.01	Financial Statements and Exhibits

Exhibit 99.1	Berkshire Hathaway Inc. Earnings Release Dated May 4, 2024

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 2024	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer